                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date Of Report (Date Of Earliest Event Reported): August 29, 2001

                         ENSTAR INCOME PROGRAM IV-2 L.P.
                         -------------------------------
             (Exact Name Of Registrant As Specified In Its Charter)

                                     Georgia
                                     -------
                (State or other jurisdiction of incorporation)

          0-15706                                    58-1648318
          -------                                    ----------
  (Commission File Number)                (I.R.S. Employer Identification No.)

                      c/o Enstar Communications Corporation
               12405 Powerscourt Drive, St. Louis, Missouri 63131
               --------------------------------------------------
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (314) 965-0555

Item 2.  Acquisition or Disposition of Assets.

The Partnership, together with certain affiliates (collectively, the "Selling Partnerships"), entered into an asset purchase agreement (the "Illinois Agreement"), dated August 29, 2001, with certain indirect subsidiaries of Charter Communications, Inc. ("Charter"), a related party, to sell certain assets and liabilities of the Illinois cable systems of the Selling Partnerships. The Illinois Agreement was entered into as the result of an auction process with sealed bids, in which the bid from Charter for an aggregate purchase price of $63.0 million exceeded those of all other bidders. The net assets to be sold under the Illinois Agreement include the Partnership's joint ventures' cable systems in and around Mount Carmel, Auburn, Carlinville, and Girard, Illinois for a total purchase price of $14.4 million. Proceeds to the Partnership will be $5.7 million and will be used for transaction costs, general working capital purposes, capital expenditures and distributions to partners. Each sale transaction outlined in the Illinois Agreement is contingent upon the closing of each of the other Selling Partnerships' sales transactions. The sale is subject to approval by a majority of the holders of the Partnership's outstanding units, approval by the other Selling Partnerships of their respective sales transactions and certain closing conditions, including regulatory approvals. There can be no assurance that this proposed sale will be consummated.

In addition, the Partnership, together with its affiliate, Enstar Income Program VI-1, L.P. (collectively, the "Poplar Bluff Partnerships"), entered into an asset purchase agreement (the "Poplar Bluff Agreement"), dated September 4, 2001, with the City of Poplar Bluff, Missouri, to sell certain assets and liabilities of the Poplar Bluff, Missouri cable system of the their joint venture for a total purchase price of $8.0 million. Proceeds from the sale will be $4.0 million and will be used for transaction costs, general working capital purposes, capital expenditures and distributions to partners. The sale is subject to approval by a majority of the holders of the outstanding units of the Poplar Bluff Partnerships, and certain closing conditions, including regulatory approvals. There can be no assurance that this proposed sale will be consummated.



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Item 7.  Financial Statements and Exhibits.

         (a)  Financial statements of businesses acquired.

              Not applicable.

         (b)  Pro forma financial information.

         The following Unaudited Pro Forma Condensed Financial Statements are based on the historical financial information of Enstar Income Program IV-2, L.P. The Unaudited Pro Forma Condensed Balance Sheet as of June 30, 2001 assumes the disposition of certain assets and liabilities of the Partnership's cable systems in and around Mount Carmel, Auburn, Carlinville, and Girard, Illinois and the disposition of certain assets and liabilities of the Partnership's joint venture's cable system in Poplar Bluff, Missouri as if they had occurred on June 30, 2001. The Unaudited Pro Forma Condensed Statements of Operations for the six months ended June 30, 2001 and year ended December 31, 2000 assume the above dispositions occurred on January 1, 2000.

         The Unaudited Pro Forma Condensed Financial Statements of Enstar Income Program IV-2, L.P. do not purport to be indicative of what our financial position or results of operations would actually have been had the transactions described above been completed on the dates indicated or to project our results of operations for any future date.

                        ENSTAR INCOME PROGRAM IV-2, L.P.
                   UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                               AS OF JUNE 30, 2001

                                                HISTORICAL                        PRO FORMA        PRO FORMA
                                              JUNE 30, 2001    DISPOSITIONS      ADJUSTMENTS     JUNE 30, 2001
                                              -------------   --------------     -----------     -------------
                       ASSETS

ASSETS:
    Cash                                      $      21,000   $           --     $ 9,629,000 (a) $   9,650,000
    Prepaid expenses                                  1,900               --              --             1,900
    Deferred financing costs, net                     5,000               --              --             5,000
                                              -------------   --------------     -----------     -------------
                                                     27,900               --       9,629,000         9,656,900
                                              -------------   --------------     -----------     -------------

    Equity in net assets of joint ventures:
         Enstar IV/PBD Systems Venture            3,373,600       (1,278,300)             --         2,095,300
         Enstar Cable of Macoupin County          1,376,300         (390,100)             --           986,200
                                              -------------   --------------     -----------     -------------
                                                  4,749,900       (1,668,400)             --         3,081,500
                                              -------------   --------------     -----------     -------------
                                              $   4,777,800   $   (1,668,400)    $ 9,629,000     $  12,738,400
                                              =============   ==============     ===========     =============

  LIABILITIES AND PARTNERSHIP CAPITAL

LIABILITIES:
    Accrued liabilities                       $      37,200   $           --     $   385,200 (a) $     422,400
    Due to affiliates                               445,300               --              --           445,300
                                              -------------   --------------     -----------     -------------
                                                    482,500               --         385,200           867,700
                                              -------------   --------------     -----------     -------------

PARTNERSHIP CAPITAL (DEFICIT):
    General Partners                                (40,000)          15,500          92,400            67,900
    Limited Partners                              4,335,300       (1,683,900)      9,151,400        11,802,800
                                              -------------   --------------     -----------     -------------
                                                  4,295,300       (1,668,400)      9,243,800 (a)    11,870,700
                                              -------------   --------------     -----------     -------------
                                              $   4,777,800   $   (1,668,400)    $ 9,629,000     $  12,738,400
                                              =============   ==============     ===========     =============

(a) Represents proceeds from sale of $9,629,000 which will be used for transaction costs of $385,200, general working capital purposes, capital expenditures and distributions to partners.

                        ENSTAR INCOME PROGRAM IV-2, L.P.
              UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001

                                                                HISTORICAL                        PRO FORMA
                                                               JUNE 30, 2001  DISPOSITIONS (a)  JUNE 30, 2001
                                                               -------------  ----------------  -------------
OPERATING EXPENSES:
     General and administrative expenses                       $     (27,200) $         19,900  $       7,300
     Amortization                                                     (7,500)            5,500          2,000
                                                               -------------  ----------------  -------------
                                                                     (34,700)           25,400          9,300
                                                               -------------  ----------------  -------------

OTHER INCOME (EXPENSE):
     Other                                                            (4,500)            3,300         (1,200)
                                                               -------------  ----------------  -------------
                                                                      (4,500)            3,300         (1,200)
                                                               -------------  ----------------  -------------

LOSS BEFORE EQUITY IN NET INCOME OF JOINT VENTURES                   (39,200)           28,700        (10,500)

EQUITY IN NET INCOME OF JOINT VENTURES:
     Enstar IV/PBD Systems Venture                                   204,000          (157,500)        46,500
     Enstar Cable of Macoupin County                                 110,900          (110,900)            --
                                                               -------------  ----------------  -------------
                                                                     314,900          (268,400)        46,500
                                                               -------------  ----------------  -------------
NET INCOME                                                     $     275,700  $       (239,700) $      36,000
                                                               =============  ================  =============

Net income allocated to General Partners                       $       2,800  $         (2,400) $         400
                                                               =============  ================  =============

Net income allocated to Limited Partners                       $     272,900  $       (237,300) $      35,600
                                                               =============  ================  =============

(a) Represents the results of operations of the Mount Carmel, Auburn, Carlinville, and Girard, Illinois cable systems and the Partnership's joint venture's cable system in Poplar Bluff, Missouri to be sold.

                        ENSTAR INCOME PROGRAM IV-2, L.P.
              UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                   HISTORICAL                         PRO FORMA
                                                                  DECEMBER 31,                       DECEMBER 31,
                                                                     2000        DISPOSITIONS (a)        2000
                                                                 -------------   ----------------    -----------
OPERATING EXPENSES:
     General and administrative expenses                         $     (78,500)  $         57,300    $    21,200
     Amortization                                                      (12,800)             9,300          3,500
                                                                 -------------   ----------------    -----------
                                                                       (91,300)            66,600         24,700
                                                                 -------------   ----------------    -----------

OTHER INCOME (EXPENSE):
     Interest income                                                    24,100            (17,500)         6,600
     Interest expense                                                   (8,100)             5,900         (2,200)
     Other                                                              (7,700)             5,700         (2,000)
                                                                 -------------   ----------------    -----------
                                                                         8,300             (5,900)         2,400
                                                                 -------------   ----------------    -----------

LOSS BEFORE EQUITY IN NET INCOME OF JOINT VENTURES                     (83,000)            60,700        (22,300)

EQUITY IN NET INCOME OF JOINT VENTURES:
     Enstar IV/PBD Systems Venture                                     850,000           (583,000)       267,000
     Enstar Cable of Macoupin County                                   223,000           (223,000)            --
                                                                 -------------   ----------------    -----------
                                                                     1,073,000           (806,000)       267,000
                                                                 -------------   ----------------    -----------
NET INCOME                                                       $     990,000   $        745,300    $   244,700
                                                                 =============   ================    ===========

Net income allocated to General Partners                         $       9,900   $         (7,500)   $     2,400
                                                                 =============   ================    ===========

Net income allocated to Limited Partners                         $     980,100   $       (737,800)   $   242,300
                                                                 =============   ================    ===========

(a) Represents the results of operations of the Mount Carmel, Auburn, Carlinville, and Girard, Illinois cable systems and the Partnership's joint venture's cable system in Poplar Bluff, Missouri to be sold. A non-recurring gain on sale of $8,051,700, net of transaction costs of approximately $385,200, resulted from the dispositions which has not been presented in the unaudited pro forma condensed statement of operations.

         (c)  Exhibits

         2.1 Asset Purchase Agreement, dated August 29, 2001, by and between Charter Communications Entertainment I, LLC, Interlink Communications Partners, LLC, and Rifkin Acquisitions Partners, LLC and Enstar Income Program II-1, L.P., Enstar Income Program II-2, L.P., Enstar Income Program IV-3, L.P., Enstar Income/Growth Program Six-A, L.P., Enstar IV/PBD Systems Venture, and Enstar Cable of Macoupin County

         2.2 Letter of Amendment, dated September 10, 2001, by and between Charter Communications Entertainment I, LLC, Interlink Communications Partners, LLC, and Rifkin Acquisitions Partners, LLC and Enstar Income Program II-1, L.P., Enstar Income Program II-2, L.P., Enstar Income Program IV-3, L.P., Enstar Income/Growth Program Six-A, L.P., Enstar IV/PBD Systems Venture, and Enstar Cable of Macoupin County

         2.3 Asset Purchase Agreement, dated September 4, 2001, by and between Enstar IV/PBD Systems Venture and City of Poplar Bluff, Missouri


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Enstar Income Program IV-2, L.P.

                                  By: Enstar Communications Corporation,
                                  its General Partner

                                  By: /s/ PAUL E. MARTIN
                                      ------------------
                                  Paul E. Martin,
                                  Vice President and Corporate Controller
                                  (Principal Financial Officer and
                                  Principal Accounting Officer)


Dated: September 13, 2001